UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2022

U.S. WELL SERVICES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38025	81-1847117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Post Oak Boulevard Suite 1800
Houston, Texas		77056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (832) 562-3730

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CLASS A COMMON STOCK $0.0001, par value	USWS	NASDAQ Global Select Market
WARRANTS	USWSW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 10, 2022, U.S. Well Services, Inc., (the “Company”) issued a press release announcing financial and operational results for the second quarter ended June 30, 2022. A copy of the release is furnished herewith as Exhibit 99.1, and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Important Information for Investors and Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between the Company and ProFrac Holdings Corp. (“ProFrac”). In connection with this proposed transaction, ProFrac will prepare and file with the SEC a registration statement on Form S-4 containing a proxy statement/information statement/prospectus jointly prepared by the Company and ProFrac, and other related documents. The proxy statement/information statement/prospectus will contain important information about the proposed transaction and related matters. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY AND PROFRAC WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PROFRAC AND THE PROPOSED TRANSACTION.

Stockholders of the Company may obtain free copies of the registration statement, the proxy statement/information statement/prospectus and other relevant documents filed by the Company and ProFrac with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company and ProFrac with the SEC are also available free of charge on the Company’s website at www.uswellservices.com and ProFrac’s website at www.pfholdingscorp.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in Solicitation

The Company and ProFrac and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies in connection with the transaction. Information regarding the officers and directors of the Company is included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 20, 2022, as amended from time to time, with respect to the 2022 Annual Meeting of Stockholders of the Company and in the Company’s Current Reports on Form 8-K filed with the SEC on May 4, 2022 and May 23, 2022. Information regarding the officers and directors of ProFrac is included in ProFrac’s final prospectus relating to its initial public offering (File No. 333-261255) declared effective by the SEC on May 12, 2022. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy materials and other materials to be filed with the SEC in connection with the transaction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 10, 2022 announcing the earnings results for the second quarter ended June 30, 2022.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. WELL SERVICES, INC.

Date:	August 10, 2022	By:	/s/ Josh Shapiro
Josh Shapiro Chief Financial Officer